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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        June 24, 2002
                                                 -------------------------------

                           Commercial Bancshares, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Ohio                         0-27894               34-1787239
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(State or Other Jurisdiction          (Commission            (IRS Employer
     Of Incorporation)                File Number)           Identification No.)

               118 South Sandusky Avenue, Upper Sandusky, Ohio          43351
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code            (419) 294-5781
                                                   -----------------------------


          (Former Name or Former Address, if Changed Since Last Report)








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Item 5 - Other Events

         The Board of Directors of Commercial Bancshares, Inc. (the "Company") received the resignation of James A. Deer as Regional President of the Central Region of Commercial Savings Bank (the "Bank") effective June 24, 2002. The Bank is a wholly owned subsidiary of the Company. Mr. Deer also resigned his position as a Director of the Company and Bank effective July 2, 2002. No reason was cited for Mr. Deer's resignations. No replacement has been appointed at this time.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Commercial Bancshares, Inc.
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                                                          (Registrant)

Date      July 12, 2002                       /s/ Bruce J. Beck
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                                             Bruce J. Beck, Corporate Secretary